THE MARSICO INVESTMENT FUND

Marsico International Opportunities Fund
Marsico Flexible Capital Fund

Supplement dated June 30, 2017
to the Prospectus and Statement of Additional Information dated January 30, 2017

The purpose of this supplement is to update information relating to the portfolio managers of the Marsico International Opportunities Fund and the Marsico Flexible Capital Fund.

Effective on and after July 1, 2017, Munish Malhotra, CFA will no longer serve as the portfolio manager of the Marsico International Opportunities Fund, and Thomas F. Marsico and Robert G. Susman, CFA will assume responsibility as co-managers of the International Opportunities Fund.

Also effective on and after July 1, 2017, Mr. Malhotra will no longer serve as a co-manager of the Marsico Flexible Capital Fund, and Jordon Laycob, a current co-manager of the Flexible Capital Fund, will assume sole responsibility as portfolio manager of the Fund.

Effective as of the same date, the following related changes are made to the Prospectus and the Statement of Additional Information (“SAI”) of the Marsico Funds:

Prospectus

In the Prospectus “Fund Summaries” section on page 12 under the heading “Marsico International Opportunities Fund” and the subheadings “Management” and “Portfolio Manager,” the current disclosure is deleted in its entirety and replaced with the following:

“Portfolio Managers: The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico and Robert G. Susman, CFA (both since July 2017).”

In the Prospectus “Fund Summaries” section on page 15 under the heading “Marsico Flexible Capital Fund” and the subheadings “Management” and “Portfolio Managers,” the current disclosure is deleted in its entirety and replaced with the following:

“Portfolio Manager: Jordon Laycob has managed the Fund since July 2012.”

In the Prospectus “Fund Management” section on page 28 under the heading “The Portfolio Managers” and the subheading “The International Opportunities Fund,” the current disclosure is deleted in its entirety and replaced with the following:

“Thomas F. Marsico co-manages the International Opportunities Fund. Information relating to Mr. Marsico is provided above.

“Robert G. Susman, CFA, co-manages the International Opportunities Fund. Mr. Susman joined MCM in 2013, and has over 14 years of experience in the financial services industry. He began his career at Morgan Stanley, where he was an associate in the equity research department before joining the firm’s Corporate Strategy and Execution Team. Mr. Susman later transitioned to the buy-side where he was an analyst for Baron Capital, Inc. He earned an AB in Economics from Harvard College and an MBA from Harvard Business School. He was awarded the designation of Chartered Financial Analyst in 2005. He also co-founded an online social network for travelers called TripUp.com which was sold to Sidestep.com in 2007.”

Also in the Prospectus “Fund Management” section on page 28 under the heading “The Portfolio Managers” and the subheading “The Flexible Capital Fund,” references to Mr. Malhotra are removed, and the sentence stating that “Jordon Laycob co-manages the Flexible Capital Fund” is amended to state:

“Jordon Laycob is the portfolio manager of the Flexible Capital Fund.”

Statement of Additional Information

In the SAI “Portfolio Managers” section on pages 56-57 in the discussion and table relating to the number and types of accounts managed by each portfolio manager, the discussion and table are amended to remove references to Mr. Malhotra, to state that Thomas F. Marsico and Robert G. Susman are co-managers of the International Opportunities Fund, to state that Jordon Laycob is the sole portfolio manager of the Flexible Capital Fund, and to state that as of May 31, 2017, Mr. Susman did not manage other registered investment company accounts or other accounts.

In the SAI “Portfolio Managers” section on page 58 in the section and table captioned “Dollar Range of Equity Securities Beneficially Owned,” the table is amended to remove references to Mr. Malhotra, to add Mr. Susman to the table, and to reflect that as of May 31, 2017, Mr. Susman beneficially owned $0-10,000 in shares of the International Opportunities Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE